Exhibit 99.1

          Innotrac Corporation Announces 2004 First Quarter Results

    ATLANTA, May 10 /PRNewswire-FirstCall/ -- Innotrac Corporation
(Nasdaq: INOC) announced today financial results for the first quarter ended March 31, 2004. For the three months ended March 31, 2004, the Company earned $0.02 per share on revenue of $20.0 million and generated $5.0 million in positive cash flow from operations. Revenues were up 9.1% on a year-over-year basis and the Company improved earnings per share by $0.10 versus the first quarter of 2003. Gross margins were 55.3%, up from 52.8% in the same period in 2003.
    "In the first quarter, we exhibited solid revenue, earnings and cash flow growth. Our business is strengthening along with the economy, and our prospects for further top line and earnings growth remain excellent. Additionally, we capitalized on strong cash flows from operations and further reductions in inventory to reduce outstanding borrowings on our line of credit from $11.8 million at December 31, 2003 to $6.1 million at quarter end," stated David L. Gamsey, Chief Financial Officer.
    "We are pleased that our focus on operational improvement returned the Company to profitability. With an active new sales pipeline, and our existing clients introducing new products and programs to the market, we believe our potential for growth is strong," stated Scott D. Dorfman, President and Chief Executive Officer.

    Conference Call
    Innotrac Corporation will hold a conference call to discuss this release this evening, May 10th, at 5:00 p.m. Eastern Daylight Time. Investors can listen to the conference call live by dialing 1-877-569-0972 (Conference ID:
6956042) or by logging on to www.innotrac.com and clicking on "Webcasts and Presentations" in the "Company" section. The Webcast will be archived and available at the same Web address. Additionally, audio playback will be available at 1-800-642-1687 (Conference ID: 6956042).

    About Innotrac
    Innotrac Corporation, founded in 1984 and based in Atlanta, Georgia, is a full-service fulfillment and logistics provider serving enterprise clients and world-class brands. The Company employs sophisticated order processing and warehouse management technology and operates seven fulfillment centers and two call centers in five cities spanning all time zones across the continental United States. For more information about Innotrac, visit the Innotrac Web site, www.innotrac.com .
    Information contained in this press release, other than historical information, may be considered forward-looking in nature and is subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Innotrac's operating results, performance or financial condition are competition, the demand for Innotrac's services, Innotrac's ability to retain its clients, the state of the telecommunications industry in general, Innotrac's ability to maintain profit margins in the face of pricing pressures and numerous other factors discussed in Innotrac's 2003 Annual Report on Form 10-K and other filings on file with the Securities and Exchange Commission.


                              INNOTRAC CORPORATION
                 Condensed Consolidated Statements of Operations
                    (in thousands, except per share amounts)

                                                      Three Months Ended
                                                           March 31,
                                                          (Unaudited)

                                                    2004              2003
    Revenues                                       $19,994           $18,334

    Total cost of revenues                           8,938             8,659
        Gross margin                                11,056             9,675
    Operating expenses:
        Selling, general and
         administrative expenses                     9,484             9,371
        Depreciation and amortization                1,252             1,469
            Total operating expenses                10,736            10,840
    Operating income (loss)                            320            (1,165)
        Interest expense                                93               246
        Other                                            -                (6)
            Total other expense                         93               240
    Income (loss) before income taxes                  227            (1,405)
        Income tax (benefit)                             -              (513)
    Net income (loss)                                 $227             $(892)

    Earnings per share:
        Basic                                        $0.02            $(0.08)
        Diluted                                      $0.02            $(0.08)

    Weighted average shares
     outstanding:
        Basic                                       11,626            11,422
        Diluted                                     12,526            11,422

    Note: These statements should be read in conjunction with the Company's Form 10-K filed with the Securities and Exchange Commission on March 30, 2004.


                              INNOTRAC CORPORATION
                      Condensed Consolidated Balance Sheets
                                 (in thousands)

                                                 March 31,        December 31,
                                                    2004              2003
                     ASSETS                     (Unaudited)        (Audited)
    Current Assets:
        Cash                                        $1,368            $2,228
        Accounts receivable, net                    16,357            15,682
        Inventory                                    6,292            10,896
        Prepaid expenses and other                   1,304               915
           Total current assets                     25,321            29,721

     Property and equipment, net                    14,162            14,750

     Goodwill                                       25,169            25,169
     Other assets, net                               1,290             1,322

        Total Assets                               $65,942           $70,962

    LIABILITIES AND SHAREHOLDERS' EQUITY
    Current Liabilities:
        Accounts payable                            $5,630            $5,738
        Accrued expenses and other                   2,982             2,577
        Line of credit                               6,116            11,802
           Total current liabilities                14,728            20,117

    Noncurrent Liabilities:
        Other non-current liabilities                1,071             1,083
           Total noncurrent liabilities              1,071             1,083

     Total shareholders' equity                     50,143            49,762

        Total Liabilities and
         Shareholders' Equity                      $65,942           $70,962

    Note: These statements should be read in conjunction with the Company's Form 10-K filed with the Securities and Exchange Commission on March 30, 2004.


                              INNOTRAC CORPORATION
                 Condensed Consolidated Statements of Cash Flows
                                   (unaudited)
                                 (in thousands)

                                                        Three Months Ended
                                                             March 31,
                                                      2004              2003
    CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income (loss)                                 $227             $(892)
    Adjustments to net loss:
        Depreciation and amortization                1,252             1,469
        Deferred income taxes                          -                (513)
        Amortization of deferred
         compensation                                   33                18
        Withholding tax paid for common
         shares issued to employees                   (286)              -
        Changes in working capital:
            Accounts receivable, net                  (674)           (2,035)
            Inventory                                4,603             3,229
            Prepaid assets and other                  (433)              (10)
            Accounts payable, accrued
             expenses and other                        304            (7,182)
        Cash provided by operating
         activities                                  5,026            (5,916)

    CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                              (588)             (397)
        Cash (used in) investing
         activities                                   (588)             (397)

    CASH FLOWS FROM FINANCING ACTIVITIES:
    Net (repayments) borrowings under
     line of credit                                 (5,687)            5,688
    Repayment of long term debt                        (19)              (36)
    Exercise of employee stock options                 408               -
    Issuance of treasury stock                         -                  47
        Cash (used in) by financing
         activities                                 (5,298)            5,699

    Net (decrease) increase in cash                   (860)             (614)
    Cash, beginning of period                        2,228               961
    Cash, end of period                             $1,368              $347

    Note: These statements should be read in conjunction with the Company's Form 10-K filed with the Securities and Exchange Commission on March 30, 2004.

SOURCE  Innotrac Corporation
    -0-                             05/10/2004
    /CONTACT: David L. Gamsey, Chief Financial Officer of Innotrac Corporation, +1-678-584-4020, or dgamsey@innotrac.com/
    /Web site:  http://www.innotrac.com /
    (INOC)

CO:  Innotrac Corporation
ST:  Georgia
IN:  CPR
SU:  CCA MAV ERN